UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2021

BRAEMAR HOTELS & RESORTS INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1200, Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 2, 2021, Braemar Hotels & Resorts Inc. (the “Company”), through its subsidiaries, Braemar OP General Partner LLC and Braemar OP Limited Partner LLC, executed Amendment No. 5 to the Third Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement Amendment”) of Braemar Hospitality Limited Partnership (the “Operating Partnership”), in connection with the Company’s public offering of its Series E Redeemable Preferred Stock, par value $0.01 per share (the “Series E Preferred Stock”), and Series M Redeemable Preferred Stock, par value $0.01 per share (the “Series M Preferred Stock,” and together with the Series E Preferred Stock, the “Preferred Stock”). The Partnership Agreement Amendment amended the terms of the Operating Partnership’s Series E Redeemable Preferred Units and Series M Redeemable Preferred Units to conform to the terms of the Series E Preferred Stock and Series M Preferred Stock, respectively, as set forth in the new Articles Supplementary (as defined below).

The description of the Partnership Agreement Amendment in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Partnership Agreement Amendment, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On April 2, 2021, the Company filed with the State Department of Assessments and Taxation of the State of Maryland (“SDAT”) articles supplementary to the Company’s Articles of Amendment and Restatement that provided for: (i) reclassifying the existing 28,000,000 shares of Series E Preferred Stock and 28,000,000 shares of Series M Preferred Stock as unissued shares of preferred stock; (ii) reclassifying and designating 28,000,000 shares of the Company’s authorized capital stock as shares of the Series E Preferred Stock (the “Series E Articles Supplementary”); and (iii) reclassifying and designating 28,000,000 shares of the Company’s authorized capital stock as shares of the Series M Preferred Stock (the “Series M Articles Supplementary,” and together with the Series E Articles Supplementary, the “Articles Supplementary”). These new Articles Supplementary were filed to revise the following Preferred Stock terms:

•	The dividend rate on the Series E Preferred Stock was increased to an annual rate equal to:

o	beginning on the “date of the initial closing” (as defined in the Series E Articles Supplementary), 8.0% of the “Stated Value” of $25.00 per share (equivalent to an annual dividend rate of $2.00 per share);

o	beginning on the first anniversary from the “date of the initial closing,” 7.75% of the Stated Value per share (equivalent to an annual dividend rate of $1.9375 per share); and

o	beginning on the second anniversary from the “date of the initial closing,” 7.5% of the Stated Value per share (equivalent to an annual dividend rate of $1.875 per share).

•	The dividend rate on the Series M Preferred Stock was increased to an annual rate equal to 8.2% of the “Stated Value” of $25.00 per share (equivalent to an annual dividend rate of $2.05 per share), which dividend rate will increase by 0.10% per annum per share beginning one year from the “date of original issuance” (as defined in the Series M Articles Supplementary) of each share of Series M Preferred Stock, and on each one year-anniversary thereafter; provided, however, that the dividend rate for any share of Series M Preferred Stock shall not exceed 8.7% per annum.

•	The redemption period for the Company’s optional redemption right for the Preferred Stock was shortened from three years to two years from the “date of original issuance” (as defined in the Articles Supplementary) of the shares of Preferred Stock to be redeemed.

•	Holders of shares of Series E Preferred Stock or Series M Preferred Stock will have the exclusive right to vote on any amendment to the Company’s charter on which holders of the Series E Preferred Stock or Series M Preferred Stock are otherwise entitled to vote and that would alter only the contract rights, as expressly set forth in the Company’s charter, of the Series E Preferred Stock or Series M Preferred Stock, respectively.

All other terms of the Series E Preferred Stock and the Series M Preferred Stock (including, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption) are as previously disclosed and remain unchanged by the filing of the new Articles Supplementary.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 2, 2021, the Company filed the Series E Articles Supplementary with the SDAT amending the terms of the Series E Preferred Stock. The Series E Articles Supplementary were effective upon filing. The information about the Series E Articles Supplementary under Item 3.03 of this report, including the summary description of the amended rights, preferences and privileges of the Series E Preferred Stock, is incorporated herein by reference.

On April 2, 2021, the Company filed the Series M Articles Supplementary with the SDAT amending the terms of the Series M Preferred Stock. The Series M Articles Supplementary were effective upon filing. The information about the Series M Articles Supplementary under Item 3.03 of this report, including the summary description of the amended rights, preferences and privileges of the Series M Preferred Stock, is incorporated herein by reference.

The descriptions of the Articles Supplementary in this report do not purport to be complete and are qualified in their entirety by reference to the full text of the Series E Articles Supplementary and the Series M Articles Supplementary, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated by reference herein.

ITEM 8.01.	OTHER EVENTS.

The Company filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement no. 1, dated April 2, 2021, to the registration statement on Form S-3 (File No. 333-234663), including a prospectus, dated February 25, 2020 (as the same may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended, relating to the offering and sale of the Preferred Stock. The Registration Statement was declared effective by the SEC on February 21, 2020. This report does not constitute an offer to sell the Preferred Stock and is not soliciting an offer to buy the Preferred Stock in any state or jurisdiction in which such an offer or solicitation would be unlawful.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibit

Exhibit No.	Description
3.1	Articles Supplementary Establishing the Series E Redeemable Preferred Stock of Braemar Hotels & Resorts Inc., accepted for record and certified by the SDAT on April 2, 2021.

3.2	Articles Supplementary Establishing the Series M Redeemable Preferred Stock of Braemar Hotels & Resorts Inc., accepted for record and certified by the SDAT on April 2, 2021.

10.1	Amendment No. 5 to the Third Amended and Restated Agreement of Limited Partnership of Braemar Hospitality Limited Partnership.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2021	BRAEMAR HOTELS & RESORTS INC.
	By:	/s/ Robert G. Haiman
Robert G. Haiman
Executive Vice President, General Counsel & Secretary